AETNA SERIES FUND, INC.
                                     CLASS O

                        Supplement dated August 29, 2001

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. SUPPLEMENTS THE INFORMATION CONTAINED IN THE CLASS O PROSPECTUS DATED AUGUST 29, 2001. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS.

For the period through September 30, 2001, Fund shares can be acquired with a minimum initial investment of $100 for all investors.

Effective October 1, 2001, the minimum initial investment will be as noted in the section entitled "How to Buy Shares" on page 18 of the Class O Prospectus.

P500 (8/01)